Name of Fund
Scudder Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nad3

85375cal5

53117cag7
Issuer
COMCAST CORP

STANDARD PACIFIC CORP

LIBERTY PROPERTY TRUST
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scot
ia

Salomon,Banc
One,Comerica,Fleet,PNC

CSFB,UBS,Lehman,Banc
One,Goldman,JPMorgan,Salomon,
Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CMCSA 5.5%,3/15/2011

SPF 7.75%,3/15/2013

LRY 6.375%,8/15/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

8/19/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          235,000,000






Public offering price
                                        99.55

                                        99.14

                                        99.56
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.6375

1

0.65
Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
5.52%

7.82%

6.40%






Total par value
purchased
                                    555,000

 n/a

n/a
$ amount of purchase
                                    552,519

 n/a

n/a






% of offering purchased
by fund
0.07%

 n/a

n/a
% of offering purchased
by associated funds
0.15%

 n/a

n/a
Total
0.22%

 n/a

n/a



Name of Fund
Scudder Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030nac5

85375cal5

962166bt0
Issuer
COMCAST CORP

STANDARD PACIFIC CORP

WEYERHAEUSER CO
Underwriters
JPM,Merrill,Morgan Stanley,ABN,Bofa,Banc One,Bk of
NY,Barclays,BNP,DBSI,Dresdner,Fleet,Goldman,RBC,Salomon,Scot
ia

Salomon,Banc
One,Comerica,Fleet,PNC

JPMorgan,Morgan Stanley, Bofa,
CIBC,DBSI,PNC,RBC,Salomon,Scotia,TD
Securities,Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CMCSA 7.05%,3/15/2033

SPF 7.75%,3/15/2013

WY 6.875%,12/15/2033
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Merrill

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

3/4/2003

12/12/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000
Total
 $                          750,000,000

 $                          125,000,000

 $                          275,000,000






Public offering price
                                        99.52

                                        99.14

                                        99.77
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.875

1

0.875
Rating
Baa3/BBB

Ba2/BB

Baa2/BBB
Current yield
7.08%

7.82%

6.89%






Total par value
purchased
                                    730,000

 n/a

n/a
$ amount of purchase
                                    726,481

 n/a

n/a






% of offering purchased
by fund
0.10%

 n/a

n/a
% of offering purchased
by associated funds
1.06%

 n/a

n/a
Total
1.16%

 n/a

n/a




Name of Fund
Scudder Balanced Fund





Security Purchased

Comparison Security

Comparison Security
Cusip
20030naa9

25468pcb0

828807an7
Issuer
COMCAST CORP

WALT DISNEY COMPANY

SIMON PROPERTY GROUP
LP
Underwriters
JP Morgan,Merrill,Morgan
Stanley,Bofa,Salomon,ABN,Banc
One,Barclays,BNP,BNY Capital
Mkrts,DBSI,Desdner,Fleet,Goldman,RBC,Scotia

Goldman, Salomon,Lehman,Wells
Fargo

Bofa, Merrill, DBSI
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CMCSA 5.85%,1/15/2010

DIS 5.875%,12/15/2017

SPG 6.35%,8/28/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

Co-Manager
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/7/2003

12/16/2002

8/15/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                                          -

 $                          350,000,000
Total dollar amount of
any concurrent public
offering
 $                          600,000,000

 $                          300,000,000

 $                                          -
Total
 $                          600,000,000

 $                          300,000,000

 $                          350,000,000






Public offering price
                                        99.86

                                        99.12

                                        99.85
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.625

0.625

0.65%
Rating
Baa3/BBB

Baa1/BBB+

Baa1/BBB
Current yield
5.86%

5.93%

6.36%






Total par value
purchased
                                    625,000

 n/a

 n/a
$ amount of purchase
                                    624,138

 n/a

 n/a






% of offering purchased
by fund
0.10%

 n/a

n/a
% of offering purchased
by associated funds
0.84%

 n/a

n/a
Total
0.94%

 n/a

n/a



Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
COMCAST CORP.
COMCAST CORP.
COMCAST CORP.
Underwriters
BofA, Barclays, DBSI
JP Morgan, Merrill, Morgan Stanley, ABN, BofA, Banc One, Bk
of
NY, Barclays, BNP Paribas, DBSI, Dresdner, Fleet, Goldman,
RBC,
Salomon, Scotia
JP Morgan, Merrill, Morgan Stanley, BofA, Salomon, ABN, Banc One, Barclays, BNP Paribas, BNY Capital Mkts, DBSI, Desdner, Fleet, Goldman, RBC, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMCSA 5.3%, 1/15/2014
CMCSA 7.05%, 3/15/2033
CMCSA 5.85%, 1/15/2010
Is the affiliate a manager or co-manager of offering?
Joint lead
Co-manager
Co-manager
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/12/2003
3/12/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
1,000,000,000
 $
750,000,000
 $
600,000,000
Total
 $
1,000,000,000
 $
750,000,000
 $
600,000,000
Public offering price
 $
99.83
 $
99.52
 $
99.86
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
0.63%
Rating
Baa3/BBB
Baa3/BBB
Baa3/BBB
Current yield
5.31%
7.08%
5.86%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,600,000.00
 $              1,597,312.00
0.16%
4.64%
2.59%
6/4/2003
SVS I Balanced Fund
Boston
 $                 320,000.00
 $                 319,462.00
0.03%
4.64%
2.75%
6/4/2003
SVS I Bond Portfolio
Boston
 $              1,535,000.00
 $              1,532,421.00
0.15%
5.03%
1.15%
6/5/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              1,180,000.00
 $              1,178,018.00
0.12%
4.64%
1.25%
6/4/2003
SVS II Total Return Portfolio
Chicago
 $                 990,000.00
 $                 988,337.00
0.10%
4.64%
2.64%
6/4/2003
Total

 $              5,625,000.00
 $              5,615,550.00
0.56%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
233835AW7
370425SG6
382388AP1
Issuer
DAIMLERCHRYSLER NA HLDG
GENL MOTORS ACCEPT CORP
GOODRICH CROP
Underwriters
BofA, Citigroup, DBSI, JPM
BofA, Citigroup, UBS, Barclays, BNP Banc One,
Comerica, HSBC, RBC, Scotia, TD Securities
Banc One, JPM, Salomon, BofA, BNY, Merrill,
NatCity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
DCX 6.5%, 11/15/2013
GM 5.125%, 5/9/2008
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/30/2003
5/6/2003
12/4/2002
Total dollar amount of offering sold to QIBs
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
2,000,000,000
 $
1,000,000,000
 $
500,000,000
Total
 $
2,000,000,000
 $
1,000,000,000
 $
500,000,000
Public offering price
 $
99.97
 $
99.64
 $
99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.43%
0.33%
0.65%
Rating
A3/BBB
A3/BBB
Baa3/BBB-
Current yield
6.50%
5.14%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     825,000
 $                     824,736
0.04%
3.04%
1.05%
12/15/2003
SVS I Balanced Portfolio
Boston
 $                     165,000
 $                     164,947
0.01%
2.97%
1.11%
12/15/2003
SVS I Bond Portfolio
Boston
 $                     510,000
 $                     509,837
0.03%
3.03%
1.45%
12/15/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                     715,000
 $                     714,771
0.04%
3.03%
1.25%
12/15/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     500,000
 $                     499,840
0.02%
3.03%
1.58%
12/15/2003
Total

 $                  2,715,000
 $                  2,714,131
0.14%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
John Deere Capital Corp.
MAYTAG CORP.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan
Stanley, BNP,
CSFB, SoGen, CIBC
Bofa, CSFB, DBSI
UBS, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.25%  7/15/2023
DE 5.1%, 1/15/2013
myg 5%, 5/15/2015
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Salomon
n/a
n/a
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
1/7/2003
5/9/2003
Total dollar amount of offering sold to QIBs
-
-
 $
-
Total dollar amount of any concurrent public offering
 $
1,250,000,000
 $
650,000,000
 $
200,000,000
Total
 $
1,250,000,000
 $
650,000,000
 $
200,000,000
Public offering price
99.20
99.84
 $
99.35
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.45%
0.63%
Rating
Baa1/BBB
A3/A-
Baa2/BBB
Current yield
8.32%
5.11%
5.03%








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by
the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







SVS I Bond Portfolio
Boston
 $                        765,000.00
 $                 758,895.00
0.06%
0.83%
0.14%
6/30/2003
Scudder Balanced Fund
Boston
 $                        585,000.00
 $                 580,320.00
0.05%
0.83%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                           90,000.00
 $                    89,282.00
0.01%
0.83%
-0.48%
6/30/2003
Chicago Funds







SVS II High Income Portfolio
Chicago
 $                        138,000.00
 $              1,368,988.00
0.11%
0.83%
0.00%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $                        860,000.00
 $                 853,137.00
0.07%
0.83%
0.08%
6/30/2003
SVS II Total Return Fund
Chicago
 $                        490,000.00
 $                 486,090.00
0.04%
0.83%
-0.51%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                        140,000.00
 $                 138,883.00
0.01%
0.83%
0.10%
6/30/2003
Total

 $                     3,068,000.00
 $              4,275,595.00
0.34%






Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
GENERAL MOTORS
BOEING CO.
WEYERHAUSER CO.
Underwriters
BofA, Citigroup, Goldman, DBSI, JPM, Merrill, Morgan
Stanley,
BNP, CSFB, SoGen, CIBC
CSFB, DBSI, JP Morgan
JP Mortan, Morgan Stanley, BofA, CIBC, DBSI, PNC, RBC,
Salomon, Scotia, TD Securities, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GM 8.375%  7/15/2033
BA 6.125%, 2/15/2033
WY 6.875% 12/15/2033
Is the affiliate a manager or co-manager of offering?
Co-manager
Joint Lead
Co-Manager
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/26/2003
2/6/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
400,000,000
 $
275,000,000
Total
 $
3,000,000,000
 $
400,000,000
 $
275,000,000
Public offering price
 $
98.62
 $
98.14
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.88%
0.88%
Rating
Baa1/BBB
A2/A+
Baa2/BBB
Current yield
8.49%
6.24%
6.89%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,460,000.00
 $              1,439,896.00
0.05%
-0.43%
-0.51%
6/30/2003
SVS I Balanced Fund
Boston
 $                 240,000.00
 $                 236,695.00
0.01%
-0.43%
-0.48%
6/30/2003
SVS I Bond Portfolio
Boston
 $              1,795,000.00
 $              1,770,283.00
0.06%
-0.43%
0.14%
6/30/2003
Chicago Funds







SVS II Total Return Fund
Chicago
 $              1,105,000.00
 $              1,089,784.00
0.04%
-0.43%
-0.51%
6/30/2003
SVS II Fixed Income Portfolio
Chicago
 $              2,015,000.00
 $              1,987,253.00
0.07%
-0.43%
0.08%
6/30/2003
SVS II High Income Fund
Chicago
 $                 450,000.00
 $                 443,804.00
0.02%
-0.43%
0.00%
6/30/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                    50,000.00
 $                    49,312.00
0.002%
-0.43%
0.10%
6/30/2003
Total

 $              7,115,000.00
 $              7,017,027.00
0.24%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38143vaa7
054937ae7
172967cg4
Issuer
GOLDMAN SACHS CAPITAL
BB&T CORPORATION
CITIGROUP INC
Underwriters
Goldman Sachs, Blaylock, BNP, HSBC, Wells
Fargo, SunTrust, ING, Commerzbank, Daiwa,
DSBI, JP Morgan, Mellon, Wachovia
BB&T, Bear Stearns, Citigroup, Friedman, Keefe
Bruyette, Morgan Stanley, UBS
Citigroup, Barclays, UBS, BNP, West LB, ABN,
Natexis Banque
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GS 6.345%, 2/15/2034
BBT 5.2%, 12/23/2015
C 4.75%, 2/10/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/12/2004
12/16/2003
1/30/2004
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
2,750,000,000
 $
1,000,000,000
 $
1,350,000,000
Total
 $
2,750,000,000
 $
1,000,000,000
 $
1,350,000,000
Public offering price
 $
100.00
 $
99.60
 $
99.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.48%
0.40%
Rating
A1/A-
A2/A-
Aa2/A+
Current yield
6.35%
5.22%
4.76%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
930,000
 $                   930,000
0.03%
2.82%
-0.57%
3/31/2004
SVS I Balanced Portfolio
Boston
195,000
 $                   195,000
0.01%
2.82%
-0.61%
3/31/2004
SVS I Bond Portfolio
Boston
595,000
 $                   595,000
0.02%
2.82%
1.54%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
875,000
 $                   875,000
0.03%
2.82%
1.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
895,000
 $                   895,000
0.03%
2.82%
-0.59%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
580,000
 $                   580,000
0.02%
2.82%
1.26%
3/31/2004
Total

4,070,000
 $                 4,070,000
0.15%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44841sab5
44841raa9
749768aa5
Issuer
HUTCHISON WHAMP INTL LTD
HUTCHISON WHAMP INTL LTD
RABOBANK CAPITAL FUND II
Underwriters
Citigroup, Goldman, HSBC, JPM, Merrill, DSBI
HSBC
Merrill, Rabobank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUWHY 6.25%, 1/24/2014
HUWHY 6.5%, 2/13/2013
RABOBK 5.26%, 12/29/2049
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
2/10/2003
11/14/2003
Total dollar amount of offering sold to QIBs
 $
2,000,000,000
 $
3,500,000,000
 $
1,750,000,000
Total dollar amount of any concurrent public offering
 $
-
 $
-
 $
-
Total
 $
2,000,000,000
 $
3,500,000,000
 $
1,750,000,000
Public offering price
 $
99.90
 $
99.54
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.30%
0.60%
Rating
A3/A-
A3/A-
Aa2/AA
Current yield
6.26%
6.53%
5.26%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                  2,180,000
 $                  2,177,755
0.11%
1.21%
2.65%
12/18/2003
SVS I Balanced Portfolio
Boston
 $                     430,000
 $                     429,557
0.02%
0.59%
1.20%
12/4/2003
SVS I Bond Portfolio
Boston
 $                  1,335,000
 $                  1,333,625
0.07%
1.20%
1.15%
12/18/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,160,000
 $                  1,158,805
0.06%
-0.22%
-0.50%
12/1/2003
SVS II Total Return Portfolio
Chicago
 $                  1,240,000
 $                  1,238,723
0.06%
-0.22%
1.31%
12/1/2003
Total

 $                  6,345,000
 $                  6,338,465
0.32%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
542514er1
126671b39
004375al5
Issuer
LONG BEACH MORTGAGE LOAN TRUST
COUNTRYWIDE ASSET-BACKED CERT
ACCREDITED MORTGAGE LOAN TRUST
Underwriters
Greenwich, Washington Mutual
CountryWide, JP Morgan, Lehman
Lehman, CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LBMLT 1.4%, 3/25/2034
CWL 1.2%, 5/25/2021
ACCR 1.45%, 6/25/2033
Is the affiliate a manager or co-manager of offering?
Trustee
N/A
N/A
Name of underwriter or dealer from which purchased
Greenwich Capital
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/16/2004
6/25/2003
5/28/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
1,000,000,000
 $
179,000,000
 $
110,037,000
Total
 $
1,000,000,000
 $
179,000,000
 $
110,037,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.10%
0.35%
Rating
Aaa/AAA
AAA
Aaa/AAA
Current yield
1.40%
1.20%
1.45%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
2,565,000
 $                 2,565,000
0.26%
0.16%
0.13%
3/31/2004
SVS I Balanced Portfolio
Boston
530,000
 $                   530,000
0.05%
0.16%
0.18%
3/31/2004
SVS I Bond Portfolio
Boston
1,675,000
 $                 1,675,000
0.17%
0.16%
1.40%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
2,350,000
 $                 2,350,000
0.24%
0.16%
1.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
2,475,000
 $                 2,475,000
0.25%
0.16%
0.14%
3/31/2004
Total

9,595,000
 $                 9,595,000
0.96%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55264tck5
17305eby0
32113cag5
Issuer
MBNA CREDIT CARD MASTER NOTE TRUST
CITIBANK CREDIT CARD ISSUANCE
FIRST NATIONAL MASTER NOTE TRUST
Underwriters
Merrill Lynch, BofA, Citigroup, DBSI, Lehman,
Morgan Stanley
Citigroup, Banc One, Lehman, Merrill Lynch
Banc One, BofA, ABN
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MBNAS 1.24%, 7/15/2013
CCCIT 4.75%, 12/10/2015
FNMNT 1.20375%, 4/15/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/10/2004
12/12/2003
11/17/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
600,000,000
 $
500,000,000
 $
411,250,000
Total
 $
600,000,000
 $
500,000,000
 $
411,250,000
Public offering price
 $
100.00
 $
99.91
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.43%
0.23%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
1.24%
4.75%
1.20%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
610,000
 $                   610,000
0.10%
0.00%
-0.22%
3/31/2004
Chicago Funds







SVS II Total Return Portfolio
Chicago
590,000
 $                     47,700
0.10%
0.00%
-0.23%
3/31/2004
Total

1,200,000
 $                   657,700
0.20%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
6699902a0
66987wau1
126671p83
Issuer
NOVASTAR HOME EQUITY
NOVASTAR HOME EQUITY LOAN
COUNTRYWIDE ASSET-BACKED CERT
Underwriters
Greenwich, DBSI, Wachovia, Morgan Stanley
Wachovia, Greenwich, Morgan Stanley
CountryWide
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NNIMS 4.45%, 2/26/2034
NHEL 4.25%, 9/25/2033
CWL 6.75%, 12/25/2018
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Greenwich
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/30/2004
6/12/2003
10/3/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
156,600,000
 $
15,000,000
 $
11,421,562
Total
 $
156,600,000
 $
15,000,000
 $
11,421,562
Public offering price
 $
100.00
 $
100.00
 $
98.29
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
0.60%
1.25%
Rating
A-
Baa1/BBB+
Baa2/BBB
Current yield
4.45%
4.25%
6.87%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
605,000
 $                   605,000
0.39%
0.00%
0.72%
3/31/2004
SVS I Bond Portfolio
Boston
1,130,000
 $                 1,130,000
0.72%
0.00%
1.97%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,655,000
 $                 1,655,000
1.06%
0.00%
1.87%
3/31/2004
Total

3,390,000
 $                 3,390,000
2.16%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
682441AA8
743674AR4
020002AP6
Issuer
ONEAMERICA FINL PARTNERS
PROTECTIVE LIFE CORP
ALLSTATE CORP
Underwriters
Citigroup, Lehman, DBSI
Merrill Lynch, Morgan Stanley
Banc One, UBS, BofA, Goldman, JPM, Lehman,
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ONEAM 7%, 10/15/2033
PL 4.3%, 6/1/2013
ALL 6.125%, 12/15/2032
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/1/2003
5/20/2003
12/12/2002
Total dollar amount of offering sold to QIBs
 $
200,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
250,000,000
 $
250,000,000
Total
 $
200,000,000
 $
250,000,000
 $
250,000,000
Public offering price
 $
99.49
 $
99.54
 $
99.66
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.88%
Rating
Baa2/A-
A3/A
A1/A+
Current yield
7.04%
4.32%
6.15%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                  1,050,000
 $                  1,044,624
0.52%
-0.50%
4.35%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     680,000
 $                     676,518
0.34%
-0.50%
1.57%
12/31/2003
Total

 $                  1,730,000
 $                  1,721,142
0.86%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
694308ge1
842434ce0
677415cj8
Issuer
PACIFIC GAS & ELECTRIC
SOUTHERN CALIF GAS CO
OHIO POWER COMPANY
Underwriters
Lehman, UBS, Citigroup, Banc One, CSFB, ABN,
Barclays, BNP, DBSI, BNY, Blaylock
Merrill Lynch, AG Edwards, Dresdner Kleinwort,
KBC Financial
Barclays, Morgan Stanley, ABN, Den Danske
Bank, RBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCG 6.05%, 3/1/2034
SRE 4.375%, 1/15/2011
AEP 6.275%, 7/15/2033
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2004
12/10/2003
7/8/2003
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
300,000,000
Total dollar amount of any concurrent public offering
 $
3,000,000,000
 $
250,000,000
 $
-
Total
 $
3,000,000,000
 $
250,000,000
 $
300,000,000
Public offering price
 $
99.51
 $
99.97
 $
99.84
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.38%
0.65%
Rating
Baa2/BBB
A1/A+
Baa2/BBB
Current yield
6.08%
4.38%
4.73%
Benchmark vs. Spread (basis points)
140bp
100bp
54bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
1,958,000
 $                 1,948,445
0.07%
1.64%
0.30%
3/31/2004
SVS I Balanced Portfolio
Boston
389,000
 $                   387,102
0.01%
1.64%
0.35%
3/31/2004
SVS I Bond Portfolio
Boston
1,235,000
 $                 1,228,973
0.04%
1.64%
0.00%
3/31/2004
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,891,000
 $                 1,881,772
0.06%
1.64%
-0.08%
3/31/2004
SVS II Total Return Portfolio
Chicago
1,843,000
 $                 1,834,006
0.06%
1.64%
0.32%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
1,250,000
 $                 1,243,900
0.04%
1.64%
-0.10%
3/31/2004
Total

8,566,000
 $                 8,524,198
0.29%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells
Fargo
Goldman, DBSI, Bk of Toyko, BNP Paribas, JP Morgan, ING,
Edward Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2003
11/6/2002
11/7/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.48%
0.48%
0.48%
Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
5/1/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
5/1/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
4/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
SLM CORP.
WELLS FARGO & CO.
GOLDMAN SACHS GROUP INC.
Underwriters
JP Morgan, Morgan Stanley, DBSI
Bear Stearns, CSFB, Banc One, Goldman, Morgan Stanley, Wells
Fargo
Goldman, DBSI, Bk of Toyko, BNP Paribas, JP Morgan, ING,
Edward Jones
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SLMA 5%, 4/15/2015
WFC 5%,1/15/2014
GS 5.5%, 11/15/2014
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
Co-manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/7/2003
11/6/2002
11/7/2002
Total dollar amount of offering sold to QIBs
 $
-
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Total
 $
400,000,000
 $
850,000,000
 $
1,000,000,000
Public offering price
 $
99.35
 $
99.05
 $
99.88
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.48%
0.48%
0.48%
Rating
A2/A
A
Aa3/A+
Current yield
5.03%
5.05%
5.51%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Balanced Fund
Boston
 $              1,840,000.00
 $              1,828,040.00
0.46%
2.15%
2.51%
5/1/2003
SVS I Balanced Fund
Boston
 $                 375,000.00
 $                 372,563.00
0.09%
2.15%
2.64%
5/1/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $              2,480,000.00
 $              2,463,880.00
0.62%
0.48%
0.34%
4/15/2003
Total

 $              4,695,000.00
 $              4,664,483.00
1.17%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78462QAB5
12626PAE3
010392EG9
Issuer
SP POWERASSETS LTD
CRH AMERICA INC
ALABAMA POWER CO
Underwriters
DBSI, C, JPM, Morgan Stanley
BofA, Citigroup, JPM, AIB, Barclays, BNP, Davy
Intl, ING, UBS, Royal Bank
Lehman, BNY, Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SPOWER 5%, 10/22/2013
CRHLN 5.3%, 10/15/2013
SO 1.31%, 4/23/2006
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/16/2003
9/22/2003
4/15/2003
Total dollar amount of offering sold to QIBs
 $
1,000,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
700,000,000
 $
195,000,000
Total
 $
1,000,000,000
 $
700,000,000
 $
195,000,000
Public offering price
 $
99.36
 $
99.75
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.30%
0.45%
0.45%
Rating
Aa1/AA+
Baa1/BBB+
A2/A
Current yield
5.03%
5.31%
1.31%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                  1,335,000
 $                  1,326,496
0.13%
2.45%
2.15%
12/23/2003
Total

 $                  1,335,000
 $                  1,326,496
0.13%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
902118bj6
224044bf3
382388ap1
Issuer
TYCO INTL GROUP SA
COX COMMUNICATIONS INC
GOODRICH CORP
Underwriters
JPM, Morgan Stanely, UBS, ABN, BofA, Blaylock
Partners, Citigroup, DBSI, Goldman
Citigroup, Merrill, Wachovia, Commerzbank, CSFB,
Fleet, Lehman, Morgan Stanley
Banc One, JPM, Citigroup, BofA, BNY, Merrill,
Natcity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TYC 6%, 11/15/2013
COX 4.625%, 6/1/2013
GR 7.625%, 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
5/20/2003
12/4/2002
Total dollar amount of offering sold to QIBs
 $
1,000,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
600,000,000
 $
500,000,000
Total
 $
1,000,000,000
 $
600,000,000
 $
500,000,000
Public offering price
 $
99.57
 $
99.36
 $
99.65
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
Ba2/BBB-
Baa2/BBB
Baa3/BBB-
Current yield
6.03%
4.65%
7.65%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder Balanced Fund
Boston
 $                     335,000
 $                     333,556
0.03%
3.45%
2.63%
12/31/2003
SVS I Balanced Fund
Boston
 $                     115,000
 $                     114,504
0.01%
3.45%
2.47%
12/31/2003
SVS I Bond Fund
Boston
 $                     435,000
 $                     433,125
0.04%
3.45%
1.88%
12/31/2003
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
 $                  1,605,000
 $                  1,598,082
0.16%
3.45%
1.93%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                     360,000
 $                     358,448
0.04%
3.45%
2.75%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       25,000
 $                       24,892
0.00%
3.45%
2.36%
12/31/2003
Total

 $                  2,875,000
 $                  2,862,607
0.29%






Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
UNITED OVERSEAS BANK LTD
NORDIC INVESTMENT BANK
BEAR STEARNS CO INC.
Underwriters
DBSI, Merrill
BNP, HSBC, Morgan Stanley
Bear Stearns, BofA, Banc One, BNY, JPM, Salomon
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
UOBSP 4.5%, 7/2/2013
NIB 3.125%, 4/24/2008
BSC 3%, 3/30/2006
Is the affiliate a manager or co-manager of offering?
Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/23/2003
4/15/2003
2/11/2003
Total dollar amount of offering sold to QIBs
 $
1,000,000,000
 $
-
 $
-
Total dollar amount of any concurrent public offering
 $
-
 $
1,000,000,000
 $
650,000,000
Total
 $
1,000,000,000
 $
1,000,000,000
 $
650,000,000
Public offering price
 $
99.96
 $
99.96
 $
99.95
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.10%
0.25%
Rating
Aa3/A-
Aaa/AAA
A2/*+/A
Current yield
4.50%
3.13%
3.00%








Fund Specific Information







Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Balanced Fund
Boston
 $              1,885,000.00
 $              1,884,246.00
0.19%
-0.54%
-0.57%
6/30/2003
Total

 $              1,885,000.00
 $              1,884,246.00
0.19%